UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

Amtech Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

131 S. Clark Drive
Tempe, Arizona		85288
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASYS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 17, 2023, Amtech Systems, Inc., an Arizona corporation (“Amtech” or the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”), which included the announcement of the completion of the Company's acquisition of Entrepix, Inc., an Arizona corporation (“Entrepix”), through a reverse triangular merger resulting in Entrepix becoming a wholly owned subsidiary of the Company (the “Acquisition”). This Current Report on Form 8-K/A (this “Form 8-K/A”) is being filed solely to include the financial statements and exhibits that are required by Item 9.01(a) and Item 9.01(b) of Form 8-K that were excluded from the Initial Form 8-K in reliance on the instructions to such items. Except as provided herein, the disclosures made in the Initial Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits.

The pro forma financial information included in this Form 8-K/A has been presented for informational purposes only. It does not purport to represent the actual results of operations that Amtech and Entrepix would have achieved had the businesses been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined businesses may achieve after the Acquisition was consummated.

This Form 8-K/A does not modify or update the consolidated financial statements of Amtech included in Amtech’s Annual Report on Form 10-K for the year ended September 30, 2022, nor does it reflect any subsequent information or events.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Entrepix as of and for the year ended February 28, 2022 and accompanying notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Entrepix as of and for the nine months ended November 30, 2022 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro forma Financial Information.

The unaudited pro forma combined financial statements of Amtech and Entrepix as of and for the year ended September 30, 2022, giving effect to the acquisition of Entrepix by Amtech, and related notes are filed as Exhibit 99.3 and incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description of Exhibits
23.1	Consent of Independent Auditor
99.1	Audited consolidated financial statements of Entrepix, Inc. as of and for the year ended February 28, 2022 and accompanying notes and the Independent Auditors' Report contained therein
99.2	Unaudited consolidated financial statements of Entrepix, Inc. as of and for the nine months ended November 30, 2022 and accompanying notes
99.3	Unaudited pro forma combined financial statements and related notes
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	April 3, 2023	By:	/s/ Lisa D. Gibbs
Name: Lisa D. Gibbs Title: Vice President and Chief Financial Officer